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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 24, 2002





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                     1-5231                  36-2361282
(State of Incorporation)      (Commission File No.)          (IRS Employer
                                                           Identification No.)



                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)

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Item 5.  Other Events
---------------------

On January 24, 2002, McDonald's Corporation (the "Company") issued a press release announcing the Company's 2001 global results. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)      Exhibit:

         (99) Press Release dated January 24, 2002 -- McDonald's Reports Global Results



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    McDONALD'S CORPORATION

                                    (Registrant)



Date:  January 25, 2002             By: /s/ Gloria Santona
                                       -----------------------------------------
                                        Gloria Santona
                                        Senior Vice President,
                                        General Counsel and Secretary

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                                  Exhibit Index

Exhibit No.
-----------

99       News Release of McDonald's Corporation issued January 24, 2002:
         McDonald's Reports Global Results

                                       -3-